July 19, 2010
ACTIVEPASSIVE FUNDS
ActivePassive Small/Mid Cap Growth Fund

Class A and Class I Shares

Supplement to the Prospectuses and Statement of Additional Information (“SAI”)
dated February 28, 2010, as amended

Effective August 20, 2010, the ActivePassive Small/Mid Cap Growth Fund’s name will be changed.  The new name will be the ActivePassive Small/Mid Cap Fund.  All references in the Prospectuses and SAI to “ActivePassive Small/Mid Cap Growth Fund” are replaced with “ActivePassive Small/Mid Cap Fund.”  Additional Prospectus changes are as follows:

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The Principal Investment Strategies section on pages 17-18 of the Class A Prospectus and pages 11-12 of the Class I Prospectus is replaced with the following.  Corresponding changes are applicable to the Principal Investment Strategies section on pages 62-63 of the Class A Prospectus and page 50 of the Class I Prospectus:

Principal Investment Strategies. Under normal conditions, the Small/Mid Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, directly in equity securities of small and medium capitalization U.S. companies and in investment companies, such as mutual funds or ETFs, which invest primarily in those types of equity securities.

The Small/Mid Cap Fund defines small and medium capitalization stocks as stocks of those companies represented by the Russell 2500TM Index.  As of the most recent reconstitution, companies in the Russell 2500TM Index have market capitalizations ranging from $23 million to $10 billion.  The Small/Mid Cap Fund’s investments in equity securities may include direct investments in common stocks, preferred stocks, convertible securities of companies that the Advisor or Sub-Advisor believe have the potential for growth or value, real estate investment trusts (“REITS”), and actively managed mutual funds, as well as passive investments in similar types of securities through ETFs and mutual funds.  The Fund may also invest up to 15% of its net assets in ADRs and GDRs.

The Advisor generally allocates between 40% and 70% of the Small/Mid Cap Fund’s net assets to active management and between 30% and 60% of the Small/Mid Cap Fund’s net assets for passive management.  Passive management (also known as indexing) is a management approach based on mirroring an index’s performance.  The passively managed portion of the Fund seeks to track the performance of the Russell 2500TM Index.  The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe.  The Advisor has hired Eagle Asset Management, Inc. (“Eagle”) to provide its expertise and recommendations regarding the securities in which the Small/Mid Cap Fund should directly invest.  Equity securities used in this strategy are generally believed to have the potential for growth, or to be trading for less than their intrinsic value in comparison to other available investments.  Favorable characteristics for growth companies would include companies that have leadership positions in their markets or likely to become leaders in their respective industries, companies with strong balance sheets, companies with experienced management, and companies that have a consistent history of earnings stability and growth or a strong potential for steady growth.  Favorable characteristics for value companies would include companies that have equal or above dividend yield compared to that of the benchmark, companies that have low price/book value, companies that have low price/earnings ratio, companies that have high assets to liabilities ratio, companies that have strong management ownership and companies that have low price/cash flow. These characteristics are not limiting factors but may have a significant weight in the selection of securities for the Small/Mid Cap Fund.

When selecting securities for the passively managed portion of the Small/Mid Cap Fund, the Advisor examines characteristics that include tracking error vs. benchmark, liquidity, expenses and size, if the underlying index provides a true representation of the Fund’s investment category, and if the investment complements the Fund’s active component.  The Advisor then selects one or more of these securities to achieve the desired exposure to the investment category.

The Small/Mid Cap Fund may hold some of its assets in cash or money market instruments or make other short-term investments for short-term defensive purposes.

The Advisor or Sub-Advisor may choose to sell a security when either believes the security no longer offers attractive prospects or when the Advisor or Sub-Advisor wish to take advantage of a better investment opportunity.

•	The following risks are added to the Principal Investment Risks section beginning on page 18 of the Class A Prospectus and page 12 of the Class I Prospectus:

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Value Style Investment Risk.  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

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REIT Securities Risk.  The performance of equity and mortgage REITs depends on the performance of the portfolio investments of the REIT in real estate and/or mortgages.  Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.  Mortgage REITs may be affected by the quality of any credit extended and by special tax rules that apply to certain investments in securitized pools of mortgages.

•	The following risks are added to the Related Risks section on page 63 of the Class A Prospectus and pages 50 – 51 of the Class I Prospectus:

• REIT Securities Risk	• Value Style Investment Risk

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Please retain this Supplement with the Prospectus and SAI.